Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report on Form 10-Q for the two month period ending December 31, 2010 of Fitwayvitamins, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Transition Report"), I, Margret Wessels, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Transition Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Transition Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/Margret Wessels
Margret Wessels
President, Secretary Treasurer, Principal Executive Officer, Principal Financial Officer and Director

Date: February 3, 2011